PROPORTIONAL VOTING FOR AUCTION RATE PREFERRED SECURITIES

             MEMBER ORGANIZATIONS SAMPLE LETTER TO BENEFICIAL OWNERS


To Our Clients:

We have been requested to forward to you the enclosed proxy material relative to auction rate preferred securities ("APS") carried by us in your account but not registered in your name. Such shares can be voted only by the holder of record.

We shall be pleased to vote your shares in accordance with your wishes, if you will execute the enclosed proxy form and return it to us promptly in the self-addressed, stamped envelope, also enclosed. It is understood that, if you sign without otherwise marking the form, the shares will be voted as recommended by the Fund's Board of Trustees on all matters to be considered at the meeting.

Should you wish to have a proxy covering your shares issued to yourself or others, we shall be pleased to issue the same.

We urge you to send in your proxy so that we may vote your shares in accordance with your wishes. We wish to call your attention to the fact that if instructions are not received from you by one business day before the meeting or, if adjourned, one business day before the day to which the meeting is adjourned, the proxy may be voted with respect to the matter described in the enclosed proxy material in the same "for" or "against" proportion as voting instructions received from holders of the APS who have responded to this solicitation. The following conditions must be satisfied before we will vote proportionately:

     1) A minimum of 30% of the outstanding APS must be voted by the holders of such APS;

     2)   Less than 10% of the outstanding APS voted against the proposal; and


     3) Common shareholders voting as a separate class must approve the proposal.


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                                VAN KAMPEN FUNDS
                              VERBAL VOTING SCRIPT

INTRODUCTION

Hello, my name is __________. I'm calling from DF King on behalf of VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST OR VAN KAMPEN NEW JERSEY VALUE MUNICIPAL INCOME TRUST. May I please speak to __________?

ADDRESS SHAREHOLDER NEEDS

The Board of Trustees of your fund mailed a proxy statement that requires your attention. I'm calling to find out if you received these materials. May I have a moment of your time?

Have you received the proxy materials in the mail?

         If not, then help the shareholder obtain the material he/she requires. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15". If the shareholder says he/she just got the materials, offer him the 800 phone number 1-800-207-3158 offer to give him/her a brief summary of the proxy statement, and explain that someone may call in a few days to answer any questions.

Are you familiar with the proposals? May I assist you with any questions?

         Take time to answer all questions carefully. Do not give advice. Remind the shareholder that the Board of Trustees has recommended that he/she vote in favor. Many questions can be addressed by referring to the proxy statement and reading the appropriate sections.

If it's convenient for you, I can record your vote over the telephone right now. Is it convenient?

         Allow the shareholder to give you a response. If the shareholder says he/she has already sent in the proxy, do NOT ask the shareholder how he/she voted.

Here's how we'll proceed. The phone call will be recorded to assure accuracy. I will ask you for your name, confirmation that you received the proxy materials, your address, and the last 4 digits of your social security number. We'll then take your vote. Within 72 hours, we'll mail you a letter confirming your vote. Are you ready?

         Depending on answer, TAB down and choose either "Y" or "N". If you are going to take a vote, remember to allow the phone call to be recorded.



BEGIN THE VOTE

At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from DF King & Co on behalf of VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST OR VAN KAMPEN NEW JERSEY VALUE MUNICIPAL INCOME TRUST Today's date is __________ and the time is __________.

May I please have your name?

May I ask if you received the proxy materials?

May I please have your address?

And finally the last 4 digits of your social security number?

         Input the last 4 digits of the SSN. You may NOT proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his/her shares. However, if the shareholder continues to resist, you have no choice but to politely end the call. In this case, return to the first screen (Shift TAB) and hit "N", which will take you to the disposition screen.

ACTUAL VOTING


Your Board of Trustees has recommended a proposal that it has studied carefully. It recommends that you vote in favor of this proposal. Would you like to vote in favor of this proposal as recommended by your Board?


         Choose either "Y" or "N". If you choose "Y", then the computer will fill in the response for all proposals. If you choose "N", you must input a vote for each proposal. If you are required to read the proposal individually, end each proposal by saying, "YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?" For most proposals, the valid responses are

                                    F = For proposal.
                                    A = Against proposal.
                                    B = Abstain.
CLOSING

Your vote has been recorded. You have voted __________. Is that correct?

         If it is correct, then choose "Y". If it is not correct, then choose "N". The cursor will return to the top of the ballot and allow you to make the appropriate corrections.

In the next 72 hours, we'll mail you a letter confirming your votes. If you wish to change your vote for any reason, please call us at the number listed in the letter. Thank you for your time.

         Turn off the tape recorder. Record the shareholder's name and number of shares on your log. Finish the phone call. If you get a verbal vote, the only valid disposition is "01". If you do not get a verbal vote, then you may use any valid disposition EXCEPT "01".


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                                VAN KAMPEN FUNDS



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ANSWERING MACHINE MESSAGE
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Hello, this is _______ calling on behalf of the VAN KAMPEN FLORIDA MUNICIPAL
OPPORTUNITY TRUST OR VAN KAMPEN NEW JERSEY VALUE MUNICIPAL INCOME TRUST. You should have received material in the mail concerning the SHAREHOLDERS MEETING scheduled to be held MAY 9, 2001.

At your earliest convenience, please sign, date, and return the proxy card in the envelope provided. If you have any questions, need proxy material or would like to vote by telephone, please call 1-800-207-3158.

Thank you for your consideration.